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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 19, 2002



                              TXU EUROPE CAPITAL I
             (Exact name of registrant as specified in its charter)



          DELAWARE                 001-15709-01                  75-6578216

(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)



       C/O TXU EUROPE LIMITED; 8 SALISBURY SQUARE, LONDON ENGLAND EC4Y 8BB
          (Address of principal executive offices, including zip code)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                     TXU EUROPE LIMITED: 011-44-207-694-3018


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

INTRODUCTION

     TXU Europe Capital I (the Trust) is a statutory business trust formed on November 22, 1999 under the laws of the State of Delaware. The Trust has a perpetual existence, subject to certain termination events as provided in its Amended and Restated Trust Agreement. The Bank of New York (BNY) is the Property Trustee of the Trust. TXU Europe Limited (TXU Europe) is the parent of the Trust. TXU Europe is a private limited company incorporated under the laws of England and Wales on February 5, 1998.

     In March 2000, the Trust issued 6,000,000 of its 9 3/4% Trust Originated Preferred Securities (TOPrS) and purchased Preferred Partnership Securities from TXU Europe Funding I, L.P. (the Partnership), a Delaware limited partnership of which TXU Europe is the general partner. TXU Europe has provided several limited, subordinated guarantees in connection with the issuance of the TOPrS. These guarantees are generally subordinated to all other obligations of TXU Europe and its subsidiaries.

     On November 19, 2002, TXU Europe and several of its subsidiaries were placed under "administration" in the UK, which is a form of bankruptcy or insolvency proceeding. For further information on the administration process, see TXU Europe's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 6, 2002, which is incorporated by reference herein and attached hereto as Exhibit 99(a).

     The Trust is filing this Form 8-K to draw the attention to the following website www.txuinfo.co.uk which provides a link to creditors' reports and proposals periodically produced by TXU companies. Any significant announcements regarding TXU companies will be distributed via this website.

     Your attention is drawn to the detailed disclaimers, particularly regarding the trading of debt, which is contained both in the reports, proposals and on the website itself.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                TXU EUROPE CAPITAL I


                                     By: TXU Europe Limited - in administration,
                                         Successor Depositor


                                         By:  /s/ J. Tucker
                                              ----------------------------------
                                              J.R. Tucker
                                              Joint Administrator - Acting as
                                              agent without personal liability


Date: January 30, 2004


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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.   Exhibit
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99(a)         -Form 8-K, filed with Securities Exchange Commission by TXU Europe
              Ltd. on December 6, 2002.